UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – May 18, 2016

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2016, Extended Stay America, Inc. (“Extended Stay”) held its 2016 Annual Meeting of Shareholders (the “Extended Stay Annual Meeting”). At the Extended Stay Annual Meeting, shareholders voted on the matters disclosed in Extended Stay’s Proxy Statement filed with the Securities and Exchange Commission on April 13, 2016 (the “Extended Stay Proxy Statement”). The final voting results for the matters submitted to a vote of shareholders were as follows:

        Item 1 – Election of Directors

At the Extended Stay Annual Meeting, Extended Stay’s shareholders elected the persons listed below as directors to hold office until the 2017 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes

Douglas G. Geoga	192,752,666	1,259,752	4,435,306

Michael A. Barr	176,801,320	17,211,098	4,435,306

Gerardo I. Lopez	184,738,800	9,273,618	4,435,306

William A. Kussell	192,179,923	1,832,495	4,435,306

William D. Rahm	177,067,056	16,945,362	4,435,306

William J. Stein	176,758,001	17,254,417	4,435,306

Richard F. Wallman	186,209,695	7,802,723	4,435,306

        Item 2 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

Extended Stay’s shareholders ratified the appointment of Deloitte & Touche LLP as Extended Stay’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Votes For	Votes Against	Abstentions	Broker Non-Votes

198,427,267	20,020	437	—

On May 18, 2016, ESH Hospitality, Inc. (“ESH REIT”) held its 2016 Annual Meeting of Shareholders (the “ESH REIT Annual Meeting”). At the ESH REIT Annual Meeting, shareholders voted on the matters disclosed in ESH REIT’s Proxy Statement filed with the Securities and Exchange Commission on April 13, 2016 (the “ESH REIT Proxy Statement”). The final voting results for the matters submitted to a vote of shareholders were as follows:

        Item 1 – Election of Directors

At the ESH REIT Annual Meeting, ESH REIT’s shareholders elected the persons listed below as directors to hold office until the 2017 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes

Douglas G. Geoga	440,361,412	556,165	4,026,463

Christopher K. Daniello	423,372,368	17,545,209	4,026,463

Kevin W. Dinnie	423,369,297	17,548,280	4,026,463

Gerardo I. Lopez	431,963,344	8,954,233	4,026,463

Lisa Palmer	439,794,807	1,122,770	4,026,463

Ty E. Wallach	423,369,134	17,548,443	4,026,463

Richard F. Wallman	432,833,620	8,083,957	4,026,463

        Item 2 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

ESH REIT’s shareholders ratified the appointment of Deloitte & Touche LLP as ESH REIT’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Votes For	Votes Against	Abstentions	Broker Non-Votes

444,917,365	25,680	995	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: May 18, 2016	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

ESH HOSPITALITY, INC.

Date: May 18, 2016	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel